COLLEGE RETIREMENT EQUITIES FUND
(CREF)

SUPPLEMENT NO. 3
dated December 29, 2011
to the Statement of Additional Information dated May 1, 2011 (“SAI”)

CHANGE TO THE BOARD OF TRUSTEES

Effective December 6, 2011, Mr. Thomas J. Kenny was appointed to the Board of Trustees of CREF. The total number of trustees as set forth in the first sentence under the section of the SAI entitled Board Leadership Structure and Related Matters appearing on page B-22 shall be increased from nine to ten.

The following information should be added to the trustee chart on pages B-24 and B-25 of the SAI.

Name, Address and Date of Birth (“DOB”)	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee

Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 3/27/63	Trustee	One-year term. Trustee since 2011.	Partner (2004–2010), Managing Director (2002–2010), Goldman Sachs Asset Management.	76

Advisory Director, Goldman Sachs Asset Management; Investment Committee member, College of Mount Saint Vincent; Member, United States Olympics Paralympics Advisory Committee, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Treasurer, Crane County Day School.

Mr. Kenny will serve as a member of the Investment and Operations Board Committees.

The following should be added to the table on page B-27 of the CREF SAI disclosing the trustees’ equity ownership in CREF and the TIAA-CREF family of investment companies:

Name of Trustee	Dollar Range of Equity Securities in CREF Accounts (as of December 6, 2011)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 6, 2011)

Thomas J. Kenny*	None	None

*Mr. Kenny was appointed as a CREF trustee effective December 6, 2011.

A13371 (12/11)